               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                     ______________________
                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


               Filed by the Registrant  X
               Filed by a Party other than the Registrant

               Check the appropriate box:
                         Preliminary Proxy Statement
                         Confidential, for Use of the Commission Only
                          (as permitted by Rule 14a-6(e)(2))
                      X  Definitive Proxy Statement
                         Definitive Additional Materials
                         Soliciting Material Pursuant to
                          240.14a-11(c) or 240.14a-12

                        Synthetech, Inc.
        (Name of Registrant as Specified in Its Charter)

                               N/A
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 X  No fee required.
    Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11

                    CALCULATION OF FILING FEE
                                Per unit price
                                   or other     Proposed
 Title of each     Aggregate      underlying     maximum
   class of        number of       value of     aggregate
 securities to   securities to   transaction    value of   Total Fee
     which           which         computed    transaction:    Paid
  transaction     transaction    pursuant to
   applies:        applies:        Exchange
                                Act Rule 0-11:

  Fee paid previously with preliminary materials.
  Check box if any part of the fee is offset as provided by
  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or
  Schedule and the date of its filing.
Amount Previously Paid:                 Filing Party:
Form, Schedule or
Registration Statement No.:             Date Filed:

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 17, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Synthetech, Inc., an Oregon corporation (the "Company"), will be held at the Portland Marriott, 1401 SW Front Avenue, Portland, Oregon on July 17, 1997, at 2:00 p.m., Pacific Time, for the following purposes:

     1. To elect a Board of seven (7) directors consisting of two directors for terms of one year, two directors for terms of two years and three directors for terms of three years.

     2. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only holders of record of the Company's Common Stock at the close of business on June 11, 1997 will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. A list of such shareholders will be available for the inspection of any shareholder, for any purpose germane to the meeting, at least 10 days prior to the Annual Meeting at the offices of the Company at 1290 Industrial Way, Albany, Oregon.

     To assure their representation at the meeting, shareholders are urged to mark, sign, date and return the enclosed proxy as promptly as possible, even if they plan to attend the meeting. Any shareholder attending the meeting may vote in person, even if he or she has returned a proxy, if the proxy is revoked in the manner described in the accompanying Proxy Statement.

                          BY ORDER OF THE BOARD OF DIRECTORS,

                          Charles B. Williams
                          Secretary
June 6, 1997
Albany, Oregon


     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING IN PERSON, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT SO THAT YOUR SHARES WILL BE VOTED. IN THE EVENT YOU ARE PRESENT AT THE MEETING AND WISH TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                        SYNTHETECH, INC.

                       1290 Industrial Way
                      Albany, Oregon  97321


                         PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Synthetech, Inc., an Oregon corporation (the "Company"), for use at the Annual Meeting of Shareholders which will be held on July 17, 1997 at 2:00 p.m., Pacific Time at the Portland Marriott, 1401 SW Front Avenue, Portland, Oregon. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders (the "Notice") and form of proxy card were first mailed to shareholders on or about June 27, 1997.



                             PROXIES

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

     Please MARK, SIGN and DATE the enclosed proxy card and RETURN it promptly in the enclosed envelope provided for this purpose.

                      REVOCATION OF PROXIES

     Any shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise: (i) by giving written notice to the Company of such revocation; (ii) by voting in person at the meeting; or (iii) by executing and delivering to the Secretary of the Company a proxy dated a later date.

                ACTION TO BE TAKEN UNDER PROXIES

     The shares represented by proxies in the form solicited by the Board of Directors of the Company will be voted at the Annual
Meeting if the proxy is properly executed and is returned to the Secretary of the Company prior to the Annual Meeting. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval of all nominees for directors of the Company, or may withhold approval to vote for any or all of the nominees presented. If no specification is indicated, such shares will be voted in favor of the nominees for directors.

     Although the Company is not aware of any matters to be voted upon at the meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders, if any other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in such proxy to vote the shares with respect to any of such matters.

                    OUTSTANDING COMMON STOCK

     On June 11, 1997, the record date for shareholders entitled to vote at the Annual Meeting, the Company had outstanding 13,882,021 shares of common stock, par value $.001 per share (the "Common Stock"), each share of which entitles the holder to one vote at the Annual Meeting. Only shareholders of record at the close of business on June 11, 1997, are entitled to notice of, and to vote at, the Annual Meeting.

                         QUORUM, VOTING

     The presence of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Annual
Meeting, either in person or by proxy, is required to constitute a quorum at the Annual Meeting.

     On all matters submitted to a vote of the shareholders at the Annual Meeting, each shareholder shall be entitled to one vote for each share of Common Stock owned of record by such shareholder at the close of business on June 11, 1997.

     If you find it inconvenient to attend the meeting in person, your stock will be represented and voted if you will execute and mail the enclosed proxy card. Management urges each shareholder to attend the meeting or to sign and promptly return the enclosed proxy card.

                PRINCIPAL OWNERS OF COMMON STOCK

     The following table sets forth the number of shares of Common Stock and percentage of outstanding shares of Common Stock of the Company owned as of April 1, 1997, by persons who hold of record or are known to beneficially own 5% or more of the outstanding common stock of the Company, each nominee and director of the Company, the named executive officers, one other employee and all officers and directors as a group.

Name and Address of        Amount and Nature        Percent
Beneficial Owner                   of                  of
                               Beneficial            Class
                               Ownership
-------------------        -----------------         -------
Paul C. Ahrens                1,500,491(1)            10.8%
1290 Industrial Way
Albany, OR

Name and Address of        Amount and Nature          Percent
Beneficial Owner                   of                   of
                               Beneficial              Class
                               Ownership
-------------------        -----------------         ---------
Michael A. Mitton               701,087                5.1%
Suite 22
6300 Estate Frydenhoj
416-1
St. Thomas, U.S.V.I.

M. ("Sreeni")                   624,210(2)             4.4%(3)
Sreenivasan
1290 Industrial Way
Albany, OR

Howard L. Farkas                 69,292(4)               *
5460 South Quebec
Street
Suite 300
Englewood, CO

Page E. Golsan, III              38,000(5)               *
3205 Canterbury Drive,
South
Salem, OR

Edward M. Giles                 271,000(6)             2.0%
919 Third Avenue
New York, NY

Donald E. Kuhla, Ph.D.               -0-                 *
1787 Sentry Parkway
West
Building 18, Suite 301
Blue Bell, PA

JB Partners                   1,000,000(7)             7.2%
919 Third Avenue
New York, NY

Philip L. Knutson,              397,240(8)             2.8%(3)
Ph.D.
1290 Industrial Way
Albany, OR

Charles B. Williams             257,120(9)             1.8%(3)
1290 Industrial Way
Albany, OR

Jay A. Bouwens                   29,000(10)              *
1290 Industrial Way
Albany, OR

Mitchell A. McVay                 4,000(11)              *
1290 Industrial Way
Albany, OR

All Officers and              2,915,353(1)(2)(4)(5)     20.2%
Directors as                   (8)(9)(10)
a Group (7 persons)
______________________

*less than 1%.
(1) Includes 29,000 shares of common stock which are owned of record by a private foundation of which Mr. Ahrens is the President. Mr. Ahrens disclaims beneficial ownership of these shares.

(2) Includes 216,000 shares of common stock which Mr. Sreenivasan has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 25,000 shares of common stock issuable pursuant to stock options held by Mr. Sreenivasan which are not exercisable now or within sixty (60) days.
(3) The denominator used in calculating the percentage is equal to the number of shares outstanding plus the number of shares the beneficial owner (or group of beneficial owners) has a right to acquire immediately or within sixty days pursuant to warrants or options.
(4) Includes 19,292 shares of common stock which Mr. Farkas has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Mr. Farkas disclaims ownership over 50,000 shares of common stock held in his name which have been pledged as security for a loan and over which Mr. Farkas has no voting control. Excludes 45,708 shares of common stock issuable pursuant to stock options held by Mr. Farkas which are not exercisable now or within sixty (60) days.
(5) Excludes 15,000 shares of common stock issuable pursuant to stock options held by Mr. Golsan which are not exercisable now or within sixty (60) days.
(6) All of the 270,000 shares of common stock are held by JB Partners, a limited partnership, in which Mr. Giles is a limited partner. Mr. Giles has a beneficial interest in 201,000 of the shares by virtue of his limited partnership interest. The other 70,000 shares of common stock represent the beneficial interest of two other limited partners in JB Partners who have granted to Mr. Giles the investment power associated with these shares. Mr. Giles disclaims beneficial ownership over these 70,000 shares.
(7)    See Note 6.
(8) Includes 166,240 shares of common stock which Dr. Knutson has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 20,000 shares of common stock issuable pursuant to stock options held by Dr. Knutson which are not exercisable now or within sixty (60) days.
(9) Includes 109,720 shares of common stock which Mr. Williams has the right to acquire immediately or within sixty
  (60) days pursuant to employee stock options. Excludes 16,000 shares of common stock issuable pursuant to stock options held by Mr. Williams which are not exercisable now or within sixty
  (60) days.
(10) Includes 29,000 shares of common stock which Mr. Bouwens has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 14,000 shares of common stock issuable pursuant to stock options held by Mr. Bouwens which are not exercisable now or within sixty (60) days.
(11) Includes 4,000 shares of common stock which Mr. McVay has the right to acquire immediately or within sixty (60) days pursuant to employee stock options. Excludes 4,000 shares of common stock issuable pursuant to stock options held by Mr. McVay which are not exercisable now or within sixty (60) days.


                      ELECTION OF DIRECTORS

     Pursuant to a recent amendment to the Company's Bylaws, the Board of Directors has been divided into three classes, serving staggered three year terms. To accomplish this staggering, initially two directors will serve one year terms, two directors will serve two year terms and three directors will serve three year terms. Mr. Ahrens and Mr. Golsan are nominees for election to a one year term. Mr. Giles and Mr. Williams are nominees for election to a two year term. Mr. Farkas, Dr. Kuhla and Mr. Sreenivasan are nominees for election to a three year term. If any of the seven nominees becomes unavailable for any reason (which is not now anticipated), the proxies will vote the shares represented by each proxy for such substitute nominee as approved by the Board of Directors. Under Oregon law, if a quorum of shareholders is present at the annual meeting of shareholders, the two nominees for election as Class I and Class II directors who receive the greatest number of votes cast for their respective classes at the meeting shall be elected directors. Similarly, the three nominees for election as Class III directors who receive the greatest number of votes cast for Class III directors at the meeting shall be elected directors. Abstentions and broker non-votes will have no effect on the results of the vote.

     The name and age of each nominee for director, their principal positions and offices held in the Company, and the period of time each director has served as a director of the Company are set forth below:

                    Name, Age & Position Held     Director of
           Class       with the Company               the
                                                    Company
                                                     Since
           -----    -------------------------      ----------
             I      Paul C. Ahrens (45)              1981
                    Chairman of the Board

             I      Page E. Golsan, III (59)         1991
                    Director

             II     Edward M. Giles (61)              --
                    Nominee

             II     Charles B. Williams (50)          --
                    Vice President of Finance
                    and Administration, Chief
                    Financial Officer,
                    Secretary and Treasurer

            III     Howard L. Farkas (73)            1985
                    Director

            III     Donald E. Kuhla, Ph.D. (54)       --
                    Nominee

            III     M. ("Sreeni") Sreenivasan        1995
                    (48)
                    President and Chief
                    Executive Officer

     The following is a brief account of the business experience of each nominee.

Nominees for Directors (term expiring in 1998)
----------------------------------------------
     Paul C. Ahrens. Mr. Ahrens has been a director of the Company since its inception in 1981 and became Chairman of the Board effective March 31, 1995. Since 1996, he has been the founder and President of Groovie Moovies, Ltd., a film production company. Mr. Ahrens, a founder of the Company, served as President and Chief Executive Officer of Synthetech from 1989 through March 1995. From 1981 through 1989 he was the Vice President of Technology. He also served as Secretary of the Company from 1981 through March 1995. From September 1979 to September 1980, Mr. Ahrens served as Vice President of Engineering of Colorado Organic Chemical Company, an organic chemical manufacturing company located in Commerce City, Colorado. Prior thereto, Mr. Ahrens spent five years with Allied Chemical and CIBA-Geigy in various engineering and research capacities. Mr. Ahrens holds B.S. and M.S. degrees in Chemical Engineering from M.I.T.

     Page E. Golsan, III. Mr. Golsan has served as a director of the Company since 1991. Since 1986, he has been a principal of P.E. Golsan & Co. (formerly Golsan Management Company), a private capital management firm. From 1990 to 1992, Mr. Golsan was a senior advisor with Bane Barham & Holloway, registered investment advisors under the Investment Advisor Act of 1940. Since 1990 Mr. Golsan has been President and Chief Executive Officer of Bridgetown Capital, Inc., an investment company. From 1987 to 1989 he was the Executive Vice President of Calumet Industries, Inc., Chicago, Illinois (manufacturer and marketer of petro-chemicals and other fine chemicals). Prior to 1987, he was the President and Chief Operating Officer of the K&W Products Division (specialty chemical manufacturing) of Berkshire Hathaway, Inc. Mr. Golsan holds an M.A. in Finance from Claremont Graduate School of Business and a Doctorate in Pharmacy and a B.A. in Chemistry and Zoology, both from the University of Southern California.

Nominees for Directors (term expiring in 1999)
----------------------------------------------
     Edward M. Giles. Mr. Giles has not previously served as a director of the Company. Mr. Giles has served as Chairman and President of The Vertical Group, Inc., a venture capital investment firm, since January 1989. Mr. Giles was previously President of F. Eberstadt & Co., Inc., a securities firm, and Vice Chairman of Peter B. Cannell & Co., Inc., an investment management firm. He is currently a director McWhorter Technologies, Inc. and Ventana Medical Systems, Inc. Mr. Giles received a B.S.Ch.E. in Chemical Engineering from Princeton University and an M.S. in Industrial Management from the Massachusetts Institute of Technology.

     Charles B. Williams. Mr. Williams has not previously served as a director of the Company. Mr. Williams has served as Vice President of Finance and Administration and Treasurer since 1990. In 1995, he became the Secretary of the Company and in July 1995, he also became Chief Financial Officer. Mr. Williams is responsible for accounting, administration, finance, personnel and information systems. From 1988 to 1990, Mr. Williams served as the Controller. Prior thereto, he was Controller for White's Electronics, Inc. of Sweet Home, Oregon for 5 years. His responsibilities at White's Electronics included accounting, data processing, personnel and finance. From 1976 to 1983, he held several accounting and financial positions with Teledyne Wah Chang, a metals producer in Albany, Oregon. Mr. Williams earned his B.S. in Economics and M.B.A. from Oregon State University.

Nominees for Directors (term expiring in 2000)
----------------------------------------------
     Howard L. Farkas. Mr. Farkas has served as a director of the Company since 1985. Since 1981, he has been the President of Farkas Group, Inc., and since 1992 he has been President of Windsor Gardens Realty, Inc., both of which are engaged in
general real estate brokerage and management activities.   From
1984 to 1996, he was also the managing director in Manistee Gas Limited Liability Company, which is in the gas production and processing business. Since 1986, Mr. Farkas has also served as Secretary and a director of Acquisition Industries, Inc., a publicly owned acquisition and merger company. Mr. Farkas serves as the Chairman of the Board of Logic Devices, Inc., a Sunnyvale, California company specializing in

CMOS digital signal process semiconductor and SRAM chips, and as a director in various natural resource and other commercial companies. Since May 1988, Mr. Farkas has also been a vice president of G.A.S. Corp., which is a general partner of an Oklahoma limited partnership, Gas Acquisition Services, which filed for bankruptcy under Chapter 11. Though not presently in public or private practice, he has been a certified public accountant since 1951. Mr. Farkas received a B.S. (B.A.) from the University of Denver.

     Donald E. Kuhla, Ph.D. Dr. Kuhla has not previously served as a director of the Company. Since 1994, he has been Vice President and Chief Technical Officer of Plexus Ventures, Inc., a
biotech consulting and investment firm.   From 1990 to 1994, Dr.
Kuhla held senior management positions with two venture capital backed, biotechnology start-up companies. Previously, he was in research and development and operations management positions with Pfizer Inc. and Rorer Group, Inc., his last position at Rorer being Senior Vice President of Operations. Dr. Kuhla is a director of NPS Pharmaceuticals, Inc. (a biotechnology drug discovery and development company). Dr. Kuhla received a B.A. in Chemistry from New York University and a Ph.D. in Organic Chemistry from Ohio State University.

     M. "Sreeni" Sreenivasan. Mr. Sreenivasan has served as a director of the Company since July 1995. He has served as President and Chief Executive Officer since March 31, 1995 and as Chief Operating Officer from 1990 through March 31, 1995. From 1988 to 1990 he was Executive Vice President and General Manager and from 1987 to 1988 he was director of Manufacturing. Previously, he worked for Ruetgers-Nease Chemical Co. (bulk pharmaceuticals and other fine chemicals) for 13 years in various technical and manufacturing management capacities, including 7 years as Plant Manager of their Augusta, Georgia plant.
Mr. Sreenivasan received his M.S. in Chemical Engineering from Bucknell University and his M.B.A. from Penn State University.

     In connection with the issuance of common stock and a warrant to JB Partners, an investment partnership affiliated with Peter B. Cannell & Co. Inc., a New York investment management firm, the directors and officers of Synthetech (other than Mr. Golsan who was not a director at the time) have entered into an agreement to vote shares of Synthetech owned by them for the election of a nominee to the Board of Directors selected by JB Partners. Unless terminated earlier under certain circumstances, this agreement will continue until 1998. JB Partners has advised Synthetech that it will not select a nominee for election at the upcoming Annual Meeting of Shareholders.

     During the last fiscal year, there were four meetings of the Board of Directors and the Board took action by written consent on three other occasions. During the last fiscal year, each director was present for more than 75 percent of the aggregate of
(i) the total number of meetings of the Board of Directors and
(ii) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has established an Audit Committee, the current members of which are Howard Farkas and Page Golsan.
The Audit Committee is authorized to meet with management and the Company's independent public accountants to consider fiscal accounting matters. The principal functions of the Audit Committee are to recommend selection of independent accountants to the Board of Directors and to review the scope and result of audits. The
Audit Committee met once during the last fiscal year.  The
Company has also established a Compensation Committee, the current members of which are Paul Ahrens, Howard Farkas and Page
Golsan. The Compensation Committee is authorized to review and set officer compensation and to serve as the Plan Administrator in connection with all awards other than nonemployee director option grants for the 1995 Incentive Compensation Plan. The
Compensation Committee met once during the last fiscal year.

     In fiscal 1997, the Company established a policy to grant all current directors who are not employees (other than Mr. Ahrens, who is a founder of the Company) a nonqualified stock option for 15,000 shares vesting at the rate of 3,000 shares at the next and each of the subsequent four annual shareholder meetings. This option is intended to provide the outside director with the equivalent of an annual grant of 3,000 shares and the Company does not anticipate granting any additional options until the end of the fifth year. The exercise price of these options will be set at the fair market value of the Common Stock on the date of the grant. Under this policy, in fiscal 1997, Messrs. Golsan and Farkas each received 15,000 share options.

     In recognition for over 11 years of service as a director to the Company without compensation, the Company granted a cash payment of $20,000 and an additional nonqualified stock option for 50,000 shares to Mr. Farkas. This option vests over three years and the exercise price was set at $1.81 per share, a discount from the $7.50 fair market value of the Common Stock on the date of grant.

     Commencing in fiscal 1998, the Company will provide directors who are not employees of the Company an annual fee of $4,000. The Company has also established a policy to grant all new directors who are not employees a one-time nonqualified stock option for 10,000 shares which vests immediately. Thus, new directors who are not employees of the Company will receive this 10,000 share option in addition to the ongoing 15,000 share option described above. Like the 15,000 share option, the exercise price of the options will be set at the fair market value of the Common Stock on the date of grant.

Consulting and Technology Agreement
-----------------------------------
     In March 1995, Mr. Ahrens resigned his positions as President and Chief Executive Officer of the Company and became Chairman of the Board. At that time, Mr. Ahrens established an independent research and development effort to investigate new applications of novel amino acids and peptides. In connection with this transition, the Company and Mr. Ahrens entered into an agreement (the "Agreement") pursuant to which Mr. Ahrens agreed to provide consulting services to the Company and to provide the Company with licensing rights for any invention he might develop during the year which involved amino acids and/or peptide-based materials (the "Amino Acid Technology"). In March 1996, at the conclusion of the consulting services and research period, Mr. Ahrens advised the Company that he did not intend to continue further laboratory research. At that time, the Company requested, and Mr. Ahrens agreed to, an Addendum to the Agreement to expand the Company's licensing rights to any Amino Acid

Technology that he may discover at any time in the future.  The
Company also agreed to reimburse Mr. Ahrens for his expenses associated with his attendance on behalf of the Company at technical symposiums.

Warrant Exercises and Securities Registrations
----------------------------------------------
     In March 1996 the Company issued 1,000,000 shares of common stock to JB Partners pursuant to the exercise of a warrant for an aggregate cash consideration of $1,000,000. This warrant had been previously issued in 1991. Mr. Giles, a nominee for a Class II directorship, is a limited partner in JB Partners and, as such, has a beneficial interest in twenty percent (20%) of those shares.

     In December 1996, the Company issued 25,000 shares of common stock to Mr. Golsan pursuant to the exercise of a warrant for an aggregate consideration of $45,250. This warrant had been previously issued in 1992. Mr. Golsan is a director of the Company.

     During the fall of 1996 the Company registered for resale 750,000 shares of common stock owned by JB Partners with the Securities and Exchange Commission and several state securities authorities. These shares had been originally been purchased by JB Partners from the Company in 1991. Mr. Giles, a nominee for a Class II directorship, is a limited partner in JB Partners and, as such, had a beneficial interest in twenty percent (20%) of the registered shares.

Executive Officers
------------------
     Officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The name and age of each executive officer (other than Mr. Sreenivasan and Mr. Williams who are listed above), their principal positions and offices held with the Company, and a brief account of their business experience is set forth below:

     Philip L. Knutson, Ph.D.  Dr. Knutson (age 47) has served as
Vice President of Research and Development since June 1988.   Dr.
Knutson is responsible for process development, "kilo lab" production and production support. From July 1986 to June 1988, he was a Senior Research Chemist with the Company. Prior thereto, Dr. Knutson was a Senior Research Chemist at Ash Stevens, Inc. in Detroit, Michigan for 7 years. He received his B.A. degree from Luther College, Decorah, Iowa and his M.A. and Ph.D. in Organic Chemistry from the University of Missouri - Columbia.

     Jay A. Bouwens. Mr. Bouwens (age 51) has served as Vice President of Manufacturing since 1996. From 1994 to 1996, he was director of Manufacturing with the Company. From 1992 to 1994, Mr. Bouwens was the Pilot Plant Manager at Ash Stevens, Inc. in Detroit, Michigan. From 1990 to 1992 he was Production Manager for Poly Organix in Newburyport, Massachusetts. From 1967 to 1990 he held various chemical manufacturing positions, including Process Manager for Wyeth-Ayerst laboratories in Rouses Point, New York. Mr. Bouwens received his B.S. in Chemistry from the University of Michigan.

Schedule 16(a) Beneficial Ownership Reporting Compliance
--------------------------------------------------------
     Messrs. Farkas and Golsan, each a director of the Company, failed to report one and two transactions, respectively, on a timely basis in compliance with Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)"). In addition, JB Partners, a 10% shareholder during Fiscal 1997, failed to report one transaction on a timely basis in compliance with
Section 16(a). The Company has now adopted procedures to assist its directors and officers in complying with Section 16(a), which includes assisting them in preparing the forms for filing.



                     EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation
----------------------------------------------
     The following table provides certain summary information concerning compensation paid by the Company to those persons who were at March 31, 1997, the Company's Chief Executive Officer, the three other executive officers of the Company and one other Company employee whose salary and bonus exceeded $100,000 during the last fiscal year (the "Named Persons") for the fiscal years ended March 31, 1997, 1996 and 1995:

Summary Compensation Table
                                       Long-Term    All Other
                                       Compensation  Compensation
                Annual Compensation                  ($)(2)
Name and        --------------------
Principal       Year   Salary  Bonus    Stock
Position        (1)      ($)    ($)     Options (#)
-------------   ----   ------  ------   -----------  --------------
M. ("Sreeni")   1997   150,000 95,000   50,000       7,125
Sreenivasan     1996   132,000 60,000   66,000       3,203
President &     1995   113,400 28,000   52,000       4,688
Chief Executive
Officer

Philip L.       1997   108,000 63,000   40,000       9,500
Knutson         1996    95,000 43,000   50,000       3,531
Vice President  1995    87,150 24,000   40,000       4,672
of Research and
Development

Charles B.      1997    88,000 57,000   32,000       6,544
Williams        1996    75,000 35,000   34,000       3,122
Vice President  1995    67,200 20,000   25,000       3,130
of Finance and
Administration

Jay A. Bouwens  1997    87,000 55,000   28,000       4,356
Vice President  1996    74,000 35,000   15,000       1,863
of              1995    34,149  8,750(3)   ---         ---
Manufacturing

Mitchell A.     1997    74,250 30,000      ---         ---
McVay           1996    10,000  1,200(4) 8,000         ---
Plant Engineer

_______________________
(1)Fiscal year ended March 31.
(2)Represents Company contributions to the account of the Named
 Persons under the Company's 401(k) plan.
(3)Mr. Bouwens was hired in September 1994.
(4)Mr. McVay was hired in February 1996.

Stock Option Grants in Last Fiscal Year
---------------------------------------
     The following table provides information, with respect to the Named Persons, concerning the grant of stock options during fiscal year 1997.

       Stock Options Grants in the Last Fiscal Year(1)
       -----------------------------------------------
                            % of
                           Total             Fair
                 Options  Options  Exercise  Market
                 Granted  Granted     or     Value   Expiration
                   (#)       to      Base   at Date     Date
                          Employees  Price      of
                             in     ($/Sh)  Grant(3)
                           Fiscal
Name                       Year(2)            ($)
----             ------  ---------  -----    -----    --------
M. ("Sreeni")    50,000     20%     $8.50    $8.50     May 2006
Sreenivasan

Philip L.        40,000     16%     $8.50    $8.50     May 2006
Knutson

Charles B.       32,000     13%     $8.50    $8.50     May 2006
Williams

Jay A. Bouwens   28,000     11%     $8.50    $8.50     May 2006

Mitchell A.        ---      ---       ---      ---       ---
McVay

(1)   The Company has not granted any stock appreciation rights
 (SARs).
(2) Based on an aggregate of 250,000 options being granted to all employees during the fiscal year ended March 31, 1997.
(3) The average of closing bid and asked prices on the date of grant.


Stock Option Exercises in Last Fiscal Year and Fiscal Year-End
--------------------------------------------------------------
                 Stock Option Values
                 -------------------
     The following table provides information, with respect to the Named Persons, concerning the options granted to them during the last fiscal year and the options held by them at March 31, 1997.

                       Fiscal Year End Stock Option Value
                       ----------------------------------
                Shares
                Acquired
                  on      Value
                Exercise Realized                               Value of Unexercised
                                    Number of Unexercised            In-the-Money
                  (#)      ($)           Options at                   Options at
                                       Fiscal Year End          Fiscal Year End($)(1)
                                 -------------------------- --------------------------
Name                             Exercisable  Unexercisable  Exercisable  Unexercisable
-------------   ------  -------- -----------  -------------  ----------   -------------
M. ("Sreeni")   61,000  $350,750   158,000       83,000      $1,205,540   $251,790
Sreenivasan

Philip L.       47,000  $340,750   121,240       65,000        $925,061   $190,750
Knutson

Charles B.      29,000  $166,750    76,720       49,000        $585,374   $129,710
Williams

Jay A. Bouwens     ---       ---    10,000       33,000         $76,300    $38,150

Mitchell A.        ---       ---     4,000        4,000         $20,520    $30,520
McVay

(1)  The closing price of the Common Stock on March 31, 1997 was $7.63.

                      SELECTION OF AUDITORS

     The Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year. Arthur Andersen LLP has audited the financial statements of the Company since the fiscal year ended March 31, 1989. It is expected that representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                          ANNUAL REPORT

     The Annual Report to Shareholders covering the Company's fiscal year ended March 31, 1997 including audited consolidated financial statements, is transmitted herewith. Such Annual Report to Shareholders is not a part of the material for the solicitation of proxies.

                      SHAREHOLDER PROPOSALS

     Shareholders of the Company may submit proposals for inclusion in the proxy materials for the 1998 Annual Meeting of Shareholders. The proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order for a proper shareholder proposal to be included in the proxy materials for the 1998 Annual Meeting of Shareholders, it must be received by the Secretary of the Company, at its corporate headquarters, 1290 Industrial Way, Albany, Oregon 97321, not later than February 16, 1998.

                          OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the notice of the meeting and knows of no matters to be brought before the Annual Meeting by others. If any matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

Dated:  June 6, 1997               Charles B. Williams
                                    Secretary

-----------------------------------------------------------------------------
PROXY                         SYNTHETECH, INC.                         PROXY
                      1290 Industrial Way, Albany, OR 97321
      Annual Meeting of Shareholders of Synthetech, Inc. to be held on July
                                    17, 1997
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) hereby appoint(s) M. ("Sreeni") Sreenivasan and Charles B. Williams, and either of them, Proxies with full power of substitution and hereby authorize(s) them to represent and vote, as designated below, all the shares of Common Stock held of record by the undersigned on June 11, 1997, at the Annual Meeting of Shareholders of Synthetech, Inc., to be held on July 17, 1997, or any adjournments or postponements thereof.

The undersigned hereby authorize(s) the Proxies to vote on the matters set forth in the Proxy Statement of the Company dated June 6, 1997, as follows:
     ELECTION OF DIRECTORS
     [ ] FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.
     [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below.
                CLASS I               CLASS II              CLASS III
             Paul C. Ahrens       Edward M. Giles        Howard L. Farkas
          Page E. Golsan, III   Charles B. Williams   Donald E. Kuhla, Ph.D.
                                                    M. ("Sreeni") Sreenivasan

IN THEIR DISCRETION, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE SIGN ON REVERSE HEREOF AND RETURN THIS PROMPTLY.  THANK YOU.
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS A VOTE FOR THE ELECTION OF PAUL C. AHRENS, HOWARD L. FARKAS, EDWARD M. GILES, PAGE
  E.  GOLSAN,  III, DONALD E. KUHLA, PH.D., M. ("SREENI")  SREENIVASAN
  AND CHARLES B. WILLIAMS AS DIRECTORS.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES.

                                          DATE:____________________

                                          SIGNATURE:_______________

                                          SIGNATURE IF HELD
                                          JOINTLY:_________________

                                          PLEASE INDICATE ANY
                                          CHANGES IN ADDRESS

                                          Please  sign name exactly
                                          as   it  appears  hereon.
                                          When  shares are held  by
                                          joint    tenants,    both
                                          should    sign.      When
                                          signing    as   attorney,
                                          executor,  administrator,
                                          trustee    or   guardian,
                                          please give full title as
                                          such.   If a corporation,
                                          please   sign   in   full
                                          corporate     name     by
                                          President    or     other
                                          authorized officer.  If a
                                          partnership, please  sign
                                          in  partnership  name  by
                                          authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY.  THANK YOU.
-----------------------------------------------------------------------------